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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48189

                         SUPPLEMENT DATED MAY 1, 2001
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
    MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST Dated SEPTEMBER 29, 2000

   The second paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2001, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $1 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.0% of daily net assets up to $500 million; 0.95% of the next $500 million; and 0.925% of daily net assets exceeding $1 billion.